Exhibit o(4)

FORM OF
MULTIPLE CLASS OF SHARES PLAN
FOR
FIDELITY ADVISOR FUNDS
DATED ________

  This Amended and Restated Multiple Class of Shares Plan (the "Plan"), when effective in accordance with its provisions, shall be the written plan contemplated by Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act") for the portfolios (each, a "Fund") of the respective Fidelity Trusts (each, a "Trust") as listed on Schedule I to this Plan.

1. Classes Offered. Each Fund may offer up to six classes of its shares: Class A, Class T, Class B, Class C, Institutional Class, and Initial Class (each, a "Class").

2. Distribution and Shareholder Service Fees. Distribution fees and/or shareholder service fees shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b-l under the 1940 Act for the applicable class. Distribution and shareholder service fees currently authorized are as set forth in
Schedule I to this Plan.

3. Conversion Privilege. After a maximum holding period of seven years from the initial date of purchase, Class B shares convert automatically to Class A shares of the same Fund. Simultaneously, a portion of the Class B shares purchased through the reinvestment of Class B dividends or capital gains distributions ("Dividend Shares") will also convert to Class A shares. The portion of Dividend Shares that will convert at that time is determined by the ratio of converting Class B non-Dividend Shares held by a shareholder to that shareholder's total Class B non-Dividend Shares. All conversions pursuant to this paragraph 3 shall be made on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee, or other charge.

4.  Exchange Privileges.

 Class A: Shares of Class A may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class A; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class; and (iv) Tax-Exempt Fund
- Daily Money Class.

 Class T: Shares of Class T may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class T; (ii) Treasury Fund - Daily Money Class; (iii) Prime Fund - Daily Money Class ; and (iv) Tax-Exempt Fund
- Daily Money Class .

 Class B: Shares of Class B may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class B; and (ii) Treasury Fund - Advisor B Class.

 Class C: Shares of Class C may be exchanged for shares of (i) any other Fidelity Advisor Fund: Class C; and (ii) Treasury Fund - Advisor C Class.

 Institutional Class: Shares of Institutional Class may be exchanged for shares of (i) any other Fidelity Advisor Fund: Institutional
Class; and (ii) any Fidelity Retail Fund offering an exchange privilege to other Fidelity Retail Funds.

 Initial Class: Shares of Initial Class may be exchanged for shares of any Fidelity Retail Fund offering an exchange privilege to other
Fidelity Retail Funds.

5. Allocations. Income, gain, loss and expenses shall be allocated under this Plan as follows:

 A. Class Expenses: The following expenses shall be allocated exclusively to the applicable specific class of shares: (i) distribution and shareholder service fees; and (ii) transfer agent fees.

 B. Fund Income, Gain, Loss and Expenses: Income, gain, loss and expenses not allocated to specific classes as specified above shall be charged to the Fund and allocated daily to each class of an equity fund in a manner consistent with Rule 18f-3(c)(1)(i) and of a fixed-income and money market fund in a manner consistent with Rule 18f-3(c)(1)(iii).

6. Voting Rights. Each class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

7. Effective Date of Plan. This Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be adopted, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.


8. Amendment of Plan. Any material amendment to this Plan shall become effective upon approval by a vote of at least a majority of the Trustees of the Trust, and a majority of the Trustees of the Trust who are not "interested persons" of the Trust, which vote shall have found that this Plan as proposed to be amended, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

9. Severability. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

10. Limitation of Liability. Consistent with the limitation of shareholder liability as set forth in each Trust's Declaration of Trust or other organizational document, any obligations assumed by any Fund or class thereof, and any agreements related to this Plan shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and shall not constitute obligations of any other Fund or class of shares. All persons having any claim against a Fund, or any class thereof, arising in connection with this Plan, are expressly put on notice of such limitation of shareholder liability, and agree that any such claim shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, class or Fund; nor shall such person seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust.

SCHEDULE I DATED _______ TO MULTIPLE CLASS OF SHARES PLAN FOR
FIDELITY ADVISOR FUNDS DATED ______________

TRUST/FUND/CLASS                 SALES CHARGE                   DISTRIBUTION FEE (AS A     SHAREHOLDER SERVICE FEE
                                                                PERCENTAGE OF AVERAGE NET  (AS A PERCENTAGE OF AVERAGE
                                                                ASSETS)                    NET ASSETS)

Advisor Series II High Income    front-end front-end             0.15  0.25                 none  none
Fund:                            contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII Emerging     front-end front-end             0.25                       none
Asia Fund:                       contingent deferred             0.50  0.75                 none  0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII Overseas     front-end front-end             0.25                       none
Fund:                            contingent deferred             0.50  0.75                 none  0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I Equity          front-end                       0.25                       none  none
Growth Fund:                     front-end contingent deferred   0.50  0.75  0.75           0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Natural       front-end front-end             0.25  0.50                 none  none
Resources Fund:                  contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I Growth          front-end front-end             0.25  0.50  0.75           none  none
Opportunities Fund:              contingent deferred             0.75                       0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series I Equity          front-end front-end             0.25  0.50                 none  none
Income Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I Balanced Fund:  front-end front-end             0.25  0.50                 none  none
 Class A*                        contingent deferred             0.75  0.75                 0.25  0.25
 Class T*                        contingent deferred             none                       none
 Class B                         none
 Class C
 Institutional Class

Advisor Series I Large Cap       front-end front-end             0.25  0.50                 none  none
Fund:                            contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I Mid Cap Fund:   front-end front-end             0.25  0.50                 none  none
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        contingent deferred             0.75                       0.25
 Class B                         none                            none                       none
              Class C
 Institutional Class

Advisor Series I Small Cap       front-end front-end             0.25  0.50                 none  none
Fund:                            contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
              Class C
 Institutional Class

Advisor Series I Strategic       front-end                       none                       none
Opportunities Fund:              front-end front-end             0.25  0.50                 none  none
 Initial Class                   contingent deferred             0.75                       0.25
 Class A*                        none                            none                       none
 Class T*
 Class B
 Institutional Class

Advisor Series VII Consumer      front-end front-end             0.25  0.50                 none  none
Industries Fund:                 contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Cyclical      front-end front-end             0.25  0.50                 none  none
Industries Fund:                 contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Financial     front-end front-end             0.25  0.50                 none  none
Services Fund:                   contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Health        front-end front-end             0.25  0.50                 none  none
Care Fund:                       contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Technology    front-end front-end             0.25  0.50                 none  none
Fund:                            contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series VII Utilities     front-end front-end             0.25  0.50                 none  none
Growth Fund:                     contingent deferred             0.75  0.75                 0.25  0.25
 Class A*                        contingent deferred             none                       none
 Class T*                        none
 Class B
 Class C
 Institutional Class

Advisor Series I TechnoQuant     front-end front-end             0.25  0.50                 none  none
Growth Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I Growth &        front-end front-end             0.25  0.50                 none  none
Income Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII              front-end front-end             0.25  0.50                 none  none
International Capital            contingent deferred             0.75                       0.25
Appreciation Fund:               contingent deferred             0.75                       0.25
 Class A*                        none                            none                       none
 Class T*
 Class B
 Class C
 Institutional Class

Advisor Series I  Dividend       front-end front-end             0.25  0.50                 none  none
Growth Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I  Retirement     front-end front-end             0.25  0.50                 none  none
Growth Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series I  Asset          front-end front-end             0.25  0.50                 none  none
Allocation Fund:                 contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII              front-end front-end             0.25  0.50                 none  none
Diversified International        contingent deferred             0.75                       0.25
Fund:                            contingent deferred             0.75                       0.25
 Class A*                        none                            none                       none
 Class T*
 Class B
 Class C
 Institutional Class

Advisor Series VIII  Europe      front-end front-end             0.25  0.50                 none  none
Capital Appreciation Fund:       contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII  Japan       front-end front-end             0.25  0.50                 none  none
Fund:                            contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII  Latin       front-end front-end             0.25  0.50                 none  none
America Fund:                    contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series VIII  Global      front-end front-end             0.25  0.50                 none  none
Equity Fund:                     contingent deferred             0.75                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II                front-end front-end             0.15  0.25                 none  none
Intermediate Bond Fund:          contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II                front-end front-end             0.15  0.25                 none  none
Intermediate Municipal           contingent deferred             0.65                       0.25
Income Fund:                     contingent deferred             0.75                       0.25
 Class A*                        none                            none                       none
 Class T*
 Class B
 Class C
 Institutional Class

Advisor Series II Short          front-end front-end             0.15  0.15                 none  none
Fixed-Income Fund:               contingent deferred             0.75                       0.25
 Class A*                        none                            none                       none
 Class T*
 Class C
 Institutional Class

Advisor Series VIII Emerging     front-end front-end             0.15  0.25                 none  none
Markets Income Fund:             contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II High Yield     front-end front-end             0.15  0.25                 none  none
Fund:                            contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II Strategic      front-end front-end             0.15  0.25                 none  none
Income Fund:                     contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II Government     front-end front-end             0.15  0.25                 none  none
Investment Fund:                 contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class

Advisor Series II Municipal      front-end front-end             0.15  0.25                 none  none
Income Fund:                     contingent deferred             0.65                       0.25
 Class A*                        contingent deferred             0.75                       0.25
 Class T*                        none                            none                       none
 Class B
 Class C
 Institutional Class


______________________________________________________________
* A contingent deferred sales charge of 0.25% is accessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.